Colfax Offer to Acquire Charter International for $2.4 Billion in Cash and Stock

Creates a Leading Multi-Platform Global Enterprise

Transaction Expected to Be Significantly Accretive to Colfax's Earnings

FULTON, Md. and DUBLIN, Sept. 12, 2011 /PRNewswire/ -- Colfax Corporation (NYSE: CFX) and Charter International plc (LSE: CHTR) today announced that they have reached an agreement on the terms of a recommended offer by Colfax to acquire Charter for 910 pence (approximately $14.45) per Charter share, comprised of 730 pence in cash and a fixed ratio of 0.1241 Colfax common shares per Charter share. The stock portion of the consideration is valued at 180 pence based on the US$23.04 closing price of Colfax shares on September 9, 2011 and an exchange rate of 1.5881 US$ per British pound.

The acquisition, which has been unanimously recommended by the Board of Directors of Charter, will accelerate Colfax's growth strategy and move Colfax toward its vision: a multi-platform enterprise with a strong global footprint. Charter is a leading player in key industrial markets and its strong brands will enhance Colfax's business mix and profile, as well as provide significant growth opportunities. Charter's Howden division, which focuses on air and gas handling, will complement and extend Colfax's existing fluid handling business and Charter's ESAB business, which provides welding and cutting solutions, will become the foundation of a new growth platform for Colfax.

"This is a transformational acquisition for Colfax that accelerates our growth strategy, enhances our business profile and continues our journey to becoming a premier global enterprise," said Mitch Rales, Colfax Chairman. "We are very pleased that Charter's Board has recommended our offer, which we believe will bring significant benefits for both companies' shareholders. Charter shareholders will receive an immediate premium and share in the upside of the combined company through the stock component of our offer, while Colfax shareholders will benefit from the significant earnings accretion and value creation opportunities that this combination will create."

"Charter International, with its global brands, is an excellent strategic fit that will significantly enhance our position in emerging markets, create an even balance of short- and long-cycle businesses and grow our aftermarket revenues," said Clay H. Kiefaber, Colfax President and Chief Executive Officer. "Howden will be a great complement to our existing specialty fluid handling business and ESAB will be the nucleus of a new growth platform. In addition, we believe the application of the Colfax Business System will drive meaningful operational improvements."

The combination is expected to:

  Enhance Colfax's business profile by providing a meaningful recurring revenue stream and considerable exposure to emerging markets
  Enable the combined company to benefit from strong secular growth drivers, with a balance of short- and long-cycle businesses
  Improve both margin and return on invested capital at Charter through application of the Colfax Business System
  Provide an additional growth platform in the fragmented welding and cutting industry
  Deliver significant earnings accretion as well as double digit returns on invested capital within three to five years

Under the terms of the offer, eligible Charter shareholders will be permitted to elect, subject to availability, to vary the proportions in which they receive cash and Colfax common shares. Such elections will be satisfied to the extent that other Charter shareholders make off-setting elections. To the extent that elections cannot be satisfied in full, they will be scaled down on a pro rata basis. The transaction values Charter's fully diluted share capital at approximately 1,528 million pounds Sterling (approximately $2,426 million) based on the closing price of $23.04 per Colfax share on September 9, 2011.

The transaction will be financed by Colfax with a combination of balance sheet cash, new bank debt and new equity. The new equity of $805 million will be provided by certain existing investors, including certain Colfax directors (or their related parties), and certain new investors including BDT Capital Partners. The new bank debt will be arranged by Deutsche Bank and HSBC, from which Colfax has received $2.1 billion in firm commitments. Colfax believes the resulting capital structure will allow it to meet its goal of achieving and maintaining a credit rating of BB-/Ba3 or better and ensure it retains sufficient flexibility to continue existing and new initiatives without undue balance sheet risk.

Charter, headquartered in Dublin, has approximately 12,000 associates around the world. The Company's 2010 revenues were approximately 1.7 billion pounds (approximately $2.7 billion), with approximately 54 percent coming from North America and Europe and approximately 46 percent coming from China, Brazil and other emerging markets. Charter is a strong player in its served sectors, benefitting from well recognized brands, cutting edge technology and robust long-term secular growth drivers.

It is intended that the transaction will be implemented by a court-sanctioned scheme of arrangement under the laws of Jersey and is subject to the approval of both companies' shareholders, court approval in Jersey and other terms and conditions set out in the joint offer announcement released by Colfax and Charter earlier today. This announcement should be read in conjunction with that announcement, which is available at www.colfaxcorp.com.

Deutsche Bank and BDT & Company are acting as financial advisors to Colfax and Skadden, Arps, Slate, Meagher & Flom LLP is acting as Colfax's legal counsel in connection with this transaction. Goldman Sachs International, J.P. Morgan Cazenove and RBS are acting as financial advisors to Charter and Slaughter and May is acting as Charter's legal counsel in connection with this transaction.

Conference Call

Colfax will host a conference call to discuss the transaction today at 8:30 AM EDT. The U.S. dial-in number is 877-303-7908; the international dial-in number is 678-373-0875; with reference ID Code 99603619. A replay will be available through September 26, 2011 via webcast at http://ir.colfaxcorp.com/.

About Colfax Corporation

Colfax Corporation is a global supplier of a broad range of fluid-handling products, including pumps, fluid handling systems and controls, and specialty valves. The Company has a global manufacturing footprint, with production facilities in Europe, North America and Asia, as well as worldwide sales and distribution channels. The Company's products serve a variety of applications in five strategic end markets: commercial marine, oil and gas, power generation, defense and general industrial. Colfax designs and engineers its products to high quality and reliability standards for use in critical fluid-handling applications where performance is paramount, and it offers customized fluid-handling solutions to meet individual customer needs based on its in-depth technical knowledge of the applications in which its products are used.

Colfax's strategy is to drive aggressive growth within its existing business through a combination of organic initiatives and acquisitions, and periodically to add new growth platforms. The Company has completed 13 acquisitions since its founding in 1995 and takes a disciplined approach to acquisitions with clearly defined criteria:

- Strong brand names

- Leading market positions

- Global reach and manufacturing

- Attractive secular growth drivers

- Differentiated products/technologies

- Complementary end market/geographic focus (for transactions within existing platforms)

- Lengthy bolt-on acquisition runway (for transactions establishing new platforms)

- Accretive to earnings

- Double digit return on invested capital within three to five years

Colfax recently reported robust second quarter earnings. The Company believes the strong performance of its base business provides a solid foundation for complementary acquisitions such as Charter.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

This press release and the information may contain certain statements about Colfax and Charter that are or may be "forward-looking statements"— that is, statements related to future, not past, events, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Colfax and Charter (as the case may be) and are naturally subject to uncertainty and changes in circumstances, and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. The forward-looking statements contained in this press release may include statements about the expected effects on Charter and Colfax of the an offer for the entire issued and to be issued share capital of Charter (the "Offer"), the expected timing and scope of the Offer, strategic options and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "aims," "intends," "will," "may," "anticipates," "estimates," "projects," "seeks," "sees," "should," "would," "expect," "positioned," "strategy," or words or terms of similar substance or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Colfax's or Charter's operations and potential synergies resulting from the Offer; (iii) the effects of government regulation on Colfax's or Charter's business, and (iv) Colfax's plans, objectives, expectations and intentions generally.

There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the conditions to the Offer and other risks related to the Offer and actions related thereto. Additional particular uncertainties that could cause Colfax's actual results to be materially different than those expressed in its forward-looking statements include: risks associated with Colfax's international operations; significant movements in foreign currency exchange rates; changes in the general economy, as well as the cyclical nature of Colfax's markets; Colfax's ability to accurately estimate the cost of or realize savings from Colfax's restructuring programs; availability and cost of raw materials, parts and components used in Colfax products; the competitive environment in Colfax's industry; Colfax's ability to identify, finance, acquire and successfully integrate attractive acquisition targets, including Charter should the Offer be successful; Colfax's ability to complete the acquisition of Charter as planned, and risks relating to any unforeseen liabilities of Charter; the amount of and Colfax's ability to estimate its asbestos-related liabilities; material disruption at any of Colfax's significant manufacturing facilities; the solvency of Colfax's insurers and the likelihood of their payment for asbestos-related costs; Colfax's ability to manage and grow its business and execution of Colfax's business and growth strategies; Colfax's recent substantial leadership turnover and realignment; Colfax's ability and the ability its customers to access required capital at a reasonable costs; Colfax's ability to expand its business in its targeted markets; Colfax's ability to cross-sell its product portfolio to existing customers; the level of capital investment and expenditures by Colfax customers in its strategic markets; Colfax's financial performance; Colfax's ability to identify, address and remediate any material weakness in its internal control over financial reporting; Colfax's ability to achieve or maintain credit ratings (in light of the Offer and financing of the Offer or otherwise) and the impact on its funding costs and competitive position if Colfax does not do so; and others risks and factors as disclosed in Colfax's Annual Report on Form 10-K under the caption "Risk Factors" as well those disclosed or to be disclosed in the Offer Document. Other unknown or unpredictable factors could also cause actual results to differ materially from those in any forward-looking statement.

Due to such uncertainties and risks, readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. None of Colfax or Charter undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Colfax or any of its subsidiaries, the Charter group or the combined business following completion of the Offer, unless otherwise stated.

CERTAIN CONSIDERATIONS UNDER THE SECURITIES ACT OF 1933

The securities of Colfax referred to in this press release have not been registered under the Securities Act of 1933 (the "Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

The issuance of Colfax shares pursuant to the Scheme of Arrangement will not be registered under the Act, and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Act. In the event that Colfax determines to conduct the acquisition pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the Securities and Exchange Commission ("SEC") that will contain a prospectus. In this event, investors are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC's website at www.sec.gov.

UK TAKEOVER CODE DEALING AND OPENING POSITION DISCLOSURE REQUIREMENTS

Under Rule 8.3(a) of the U.K. City Code on Takeovers and Mergers (the "Code"), any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any paper offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any paper offeror is first identified.

Disclosures are therefore required to be made in respect of the stock of Colfax, Charter and Melrose Plc (which announced previously it was considering a possible offer for Charter).

An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any paper offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any paper offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a paper offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure. Under Rule 8.3(b) of the City Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any paper offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any paper offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any paper offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing. If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a paper offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129.

Deutsche Bank, which is authorised and regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for Colfax and for no-one else in connection with the matters set out in this announcement and will not be responsible to any person other than Colfax for providing the protections afforded to clients of Deutsche Bank, nor for providing advice in relation to the matters set out in this announcement.

CONTACT: For media, Jim Barron, Chris Kittredge and Jonathan Doorley of Sard Verbinnen & Co, +1-212-687-8080; or Patrick Donovan, +44 (0) 20 7282 2915; or Ginny Pulbrook, Citigate Dewe Rogerson, +44 (0) 20 7282 2945; For investors, Scott Brannan, SVP and Chief Financial Officer of Colfax Corporation, +1-301-323-9000, Scott.brannan@colfaxcorp.com